UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 2, 2018

IMMUNOMEDICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-12104	61-1009366
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 The American Road Morris Plains, New Jersey	07950
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 605-8200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders (the “Annual Meeting”) for Immunomedics, Inc. (the “Company”) was held at the Company’s headquarters, 300 The American Road, Morris Plains, New Jersey, on Monday, April 2, 2018. At the Annual Meeting, the following matters were submitted to a vote of stockholders:

•	the election of five (5) directors to serve until the 2018 Annual Meeting of Stockholders, or until their respective successors are duly elected and qualified;

•	the non-binding advisory vote to approve the compensation of the Company’s named executive officers;

•	the non-binding advisory vote on the frequency of the non-binding advisory vote on executive compensation; and

•	the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2018.

At the close of business on February 14, 2018, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were 165,773,720 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. The holders of 117,214,138 shares of the Company’s common stock were represented in person or by proxy at the Annual Meeting, constituting a quorum.

With respect to the election of the director nominees to serve until the 2018 Annual Meeting of Stockholders, the votes were as follows:

Name	For	Against	Abstain	Broker Non-Votes
Behzad Aghazadeh	72,699,103 Shares	9,488,971 Shares	305,338 Shares	34,720,726 Shares
Scott Canute	64,657,280 Shares	17,528,969 Shares	307,163 Shares	34,720,726 Shares
Peter Barton Hutt	70,429,498 Shares	10,563,067 Shares	1,500,847 Shares	34,720,726 Shares
Khalid Islam	72,183,667 Shares	10,004,123 Shares	305,622 Shares	34,720,726 Shares
Michael F. Pehl	72,794,892 Shares	9,392,836 Shares	305,684 Shares	34,720,726 Shares

The non-binding advisory votes with respect to approval of the compensation of the Company’s named executive officers were as follows:

For	Against	Abstain	Broker Non-Votes
54,462,960 Shares	27,637,421 Shares	393,031 Shares	34,720,726 Shares

The non-binding advisory votes on the frequency of the non-binding advisory vote on executive compensation were as follows:

One Year	Two Year	Three Year	Abstain
80,838,362 Shares	619, 142 Shares	157,382 Shares	878,526 Shares

In accordance with the results of the advisory vote, the Board of Directors has determined that the Company will hold an advisory vote on the compensation of the Company’s named executive officers every year.

With respect to the ratification of the Company’s appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2018, the votes were as follows:

For	Against	Abstain
116,725,363 Shares	142,310 Shares	346,465 Shares

The foregoing votes reflect that all of the director nominees were elected to serve until the 2018 Annual Meeting of Stockholders; the compensation of the Company’s named executive officers was approved by non-binding advisory votes; every one year was approved by non-binding advisory votes as the frequency of the non-binding advisory vote on executive compensation; and KPMG LLP was ratified as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUNOMEDICS, INC.

	By:	/s/ Michael R. Garone
	Name:	Michael R. Garone
	Title:	Vice President, Finance and Chief Financial Officer

Date: April 2, 2018